SPECIMEN COMMON STOCK CERTIFICATE
E

                          LAMINATING TECHNOLOGIES, INC.

 INCORPORATED UNDER THE LAWS                        SEE REVERSE FOR
  OF THE STATE OF DELAWARE                          CERTAIN DEFINITIONS


                                                                CUSIP


     THIS CERTIFIES THAT



     IS THE OWNER OF


          FULLY PAID AND NON ASSESSABLE SHARES OF THE COMMON STOCK, PAR
             VALUE $.01 PER SHARE OF LAMINATING TECHNOLOGIES, INC.


(hereinafter the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by his duly authorized attorney, upon surrender of this certificate properly endorsed.

         This certificate is not valid until countersigned by the Transfer
         Agent.
         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.




                            LAMINATING TECHNOLOGIES
                                   CORPORATE
                                      SEAL
                                      1996
                                    DELAWARE

Dated;


       Secretary                                   President

                          LAMINATING TECHNOLOGIES, INC.

     The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --  as tenants in common       UNIF GIFT MIN ACT - ____Custodian ____
                                                           (Cust)        (Minor)

TEN ENT  --  as tenants by the                  under Uniform Gifts to Minors
             entireties                               Act ______________
JT TEN   --  as joint tenants with                           (State)
             right of survivorship
             and not as tenants in
             common

     Additional abbreviations may also be used though not in the above list.

  For value received, the undersigned hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE






-------------------------------------------------------------------------------
  (please print or typewrite name and address, including zip code, of assignee)

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--------------------------------------------------- shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________

                  -------------------------------------------------------------
                  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
NOTICE: AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.